                                                                    Exhibit 7.26

                                     ALLONGE


                         To $280,000.00 Promissory Note
                dated April 1, 1999 from Riverside Group, Inc. to

                            Bost & Co., successor to
                                  Gerlach & Co.

                              Being Note Number 008


         Pay to the order of IMAGINE INVESTMENTS, INC., a Delaware corporation (the "Buyer"), without recourse, together with the undersigned's rights title and interests under and to the Credit Agreement between Riverside Group, Inc., the undersigned and certain other parties dated of even date with the above described promissory note and all collateral and other security therefor.

         Executed as of July _____, 2001.

                                                BOST & CO.


                                                   /s/ Michael Visone
                                                By______________________________
                                                      Michael Visone, Officer
                                                  Its___________________________

                                     ALLONGE


                         To $150,000.00 Promissory Note
                dated April 1, 1999 from Riverside Group, Inc. to

                           Bost & Co. as successor to
                                  Gerlach & Co.

                              Being Note Number 009


         Pay to the order of IMAGINE INVESTMENTS, INC., a Delaware corporation (the "Buyer"), without recourse, together with the undersigned's rights title and interests under and to the Credit Agreement between Riverside Group, Inc., the undersigned and certain other parties dated of even date with the above described promissory note and all collateral and other security therefor.

         Executed as of July _____, 2001.

                                            BOST & CO.

                                                /s/ Michael Visone
                                            By__________________________________
                                                   Michael Visone, Officer
                                              Its_______________________________

                                     ALLONGE


                          To $30,000.00 Promissory Note
                dated April 1, 1999 from Riverside Group, Inc. to

                                   Pitt & Co.

                              Being Note Number 010


         Pay to the order of IMAGINE INVESTMENTS, INC., a Delaware corporation (the "Buyer"), without recourse, together with the undersigned's rights title and interests under and to the Credit Agreement between Riverside Group, Inc., the undersigned and certain other parties dated of even date with the above described promissory note and all collateral and other security therefor.

         Executed as of July 5, 2001.

                                              Pitt & Co.

                                              By W.R. Huff Asset Management Co.,
                                              L.L.C., as investment adviser



                                              By      [ILLEGIBLE]
                                                --------------------------------
                                                Its      Counsel
                                                    ----------------------------

                                     ALLONGE


                          To $30,000.00 Promissory Note
                dated April 1, 1999 from Riverside Group, Inc. to

                                   Pitt & Co.

                              Being Note Number 011


      Pay to the order of IMAGINE INVESTMENTS, INC., a Delaware corporation (the "Buyer"), without recourse, together with the undersigned's rights title and interests under and to the Credit Agreement between Riverside Group, Inc., the undersigned and certain other parties dated of even date with the above described promissory note and all collateral and other security therefor.

      Executed as of July 5, 2001.

                                           Pitt & Co.

                                           By W.R. Huff Asset Management Co.,
                                           L.L.C., as investment adviser



                                           By            [ILLEGIBLE]
                                             -----------------------------------
                                             Its          Counsel
                                                --------------------------------